EMPLOYMENT AND NON-COMPETITION AGREEMENT

     THIS AGREEMENT is made and entered into as of the 8th day of April 2002, by and between InteliData Technologies Corporation, a Delaware corporation (the "Company"), and John R. Polchin (the "Executive").

                                    RECITALS

     WHEREAS, the Board of Directors of the Company expects that the Executive will continue to make substantial contributions to the growth and prospects of the Company; and

     WHEREAS, the Board of Directors desires to maintain for the Company the services of the Executive, and the Executive desires to remain employed by the Company, all on the terms and subject to the conditions set forth herein.


                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.       EMPLOYMENT OF EXECUTIVE.
         -----------------------

         1.1.   Duties and Status. The  Company  hereby  engages and employs the
                -----------------
Executive for the Employment Period, as defined in Section 3.1 herein, and the Executive accepts such employment, on the terms and subject to the conditions set forth in this Agreement. During the Employment Period, the Executive shall faithfully exercise such authority and perform such duties on behalf of the Company as are normally associated with his title and position as the Vice President and Chief Financial Officer or such other duties or position as the Chief Executive Officer of the Company shall determine.

         1.2.   Time  and Effort. During the  Employment  Period, the  Executive
                -----------------
shall devote his full business time and attention to his duties on behalf of the Company. Notwithstanding the foregoing, the Executive may participate fully in social, charitable, civic activities and such other personal affairs of the Executive as do not interfere with performance of his duties hereunder. The Executive may serve on the boards of directors of other companies, provided that such activities do not unreasonably interfere with the performance of and do not involve a conflict of interest with his duties or responsibilities hereunder. Each board of directors upon which the Executive serves as of the date hereof is deemed to have been approved by the Company; provided that each such directorship shall be subject to further review by the Company upon a material change in the business of the subject company.

2.       COMPENSATION AND BENEFITS.
         -------------------------

         2.1.   Annual  Base  Salary.  The   Company  shall pay the Executive an
                --------------------
annual base salary as determined from time to time by the Chief Executive Officer of the Company or the Board of Directors of the Company or designated committee thereof ("Annual Base Salary"), which shall not be less than $200,000 per year. The Executive's Annual Base Salary shall be payable in equal installments in accordance with the practice of the Company in effect from time to time for the payment of salaries to officers of the Company but in no event less frequently than semi-monthly. The Executive's performance shall be reviewed at least annually and he shall be entitled, but not guaranteed, to receive such raises as may from time to time be approved by the Chief Executive Officer or the Board of Directors or designated committee thereof.

         2.2.   Expenses. The  Company  shall pay or reimburse the Executive for
                --------
all reasonable expenses actually paid or incurred by the Executive during the Employment Period in the performance of the Executive's duties under this Agreement in accordance with the Company's employee business expense reimbursement policies in effect from time to time, but in no event less frequently then monthly.

         2.3.   Bonuses, Etc. The  Executive  shall  be entitled to receive such
                -------------
annual bonus compensation in respect of each fiscal year of the Company (the "Bonus"), and to participate in such bonus, profit-sharing, stock option, incentive, and performance award plans and programs, if any, as may from time to time be determined by the Board of Directors or designated committee thereof.

         2.4.   Benefits.  The     Executive  shall  be entitled to receive such
                ---------
employee benefits including, without limitation, any and all pension, disability, group life, sickness, accident and health insurance programs, as the Company may provide from time to time to its salaried employees generally, and such other benefits as the Compensation Committee of the Board of Directors may from time to time establish for the Company's executives.

         2.5.   Vacation.  The  Executive  shall be  entitled  to paid  vacation
                --------
of not less than four weeks per  calendar year.

3.       TERM AND TERMINATION.
         --------------------

         3.1.   Employment  Period.    Subject to  Section   3.2    hereof,  the
                -------------------
Executive's "Employment Period" shall commence on the date of this Agreement and shall terminate on the earlier of: (i) the close of business on April 8, 2004, provided however, such period shall automatically renew for subsequent 12-month periods unless either party provides written notice of termination to the other party at least 90 days prior to the date of such termination then in effect; or
(ii) the death of the Executive.

         3.2.   Termination of Employment.  Each  party  shall  have the  right
                -------------------------
to terminate the Executive's employment hereunder before the Employment Period expires to the extent, and only to the extent, permitted by this Section.

                (a)     By the Company for Cause. The Company shall    have  the
                        -------------------------
right to terminate the Executive's employment at any time upon delivery of written notice of termination for Cause (as defined below) to the Executive (which notice shall specify in reasonable detail the basis upon which such termination is made) if the Chief Executive Officer or the Board of Directors determines that the Executive: (i) has stolen or embezzled Company funds or property, (ii) has been convicted of a felony or entered a plea of "nolo contendre" which in the reasonable opinion of the Chief Executive Officer or the Board brings the Executive into disrepute or is likely to cause material harm to the Company's business, customer or supplier relations, financial condition or prospects, (iii) has, after not less than ten (10) days prior written notice from the Chief Executive Officer of the Company or the Board of Directors, willfully failed to perform or persistently neglected (other than by reason of illness or temporary disability, regardless of whether such temporary disability is or becomes Total Disability, or by reason of approved vacation or leave of absence) any duties or responsibilities assigned to the Executive or normally associated with the Executive's position to the detriment of the Company, its reputation or its prospects, (iv) has demonstrated insubordination or the refusal to carry out directives, or (v) has willfully violated or breached any provision of this Agreement or any law or regulation to the material detriment of the Company, its reputation or its business (collectively, "Cause"). In the event that the Executive's employment is terminated for Cause, the Executive shall be entitled to receive only the payments referred to in Section 3.3(d) hereof.

                (b)     By the Company Upon Total Disability. The Company shall
                        ------------------------------------
have the right to terminate the Executive's employment on fourteen (14) days' prior written notice to the Executive if the Board of Directors or Chief Executive Officer of the Company determines that the Executive is unable to perform his duties by reason of Total Disability, but any termination of employment pursuant to this subsection (b) shall obligate the Company to make the payments referred to in Section 3.3(b) hereof. As used herein, "Total Disability" shall mean the inability of the Executive due to physical or mental illness or injury to perform his duties hereunder for any period of 180 consecutive days or 180 days in the aggregate in any 365-day period.

                (c)     By the Company Other  Than  for  Cause or Upon  Death or
                        --------------------------------------------------------
Total Disability.  The Company shall have the right to terminate the Executive's
----------------
employment, other than for Cause or upon the Executive's death or Total Disability in the Company's sole discretion, but any termination of employment pursuant to this subsection (c) shall obligate the Company to make the payments referred to in Section 3.3(c) hereof.

                (d)     By the Executive. The Executive shall have the right  to
                        ----------------
terminate his employment hereunder (i) upon the failure of the Company to make any required payment to the Executive hereunder, which failure continues unremedied for ten (10) days after the Executive has given the Chief Executive Officer or the Board of Directors written notice of such failure, or any material failure by the Company to comply with any of the provisions of this Agreement (other than a failure to make a required payment), which failure continues unremedied for fourteen (14) days after the Executive has given the Board of Directors written notice of such failure, (ii) upon a Change of Control and (a) a substantial diminution of the Executive's duties or responsibilities compared to the Executive's duties or responsibilities immediately prior to the change of control, or (b) a relocation of more than 50 miles from the Company's primary place of business at 11600 Sunrise Valley Drive, Suite 100, Reston, VA 20191, or
(iii) otherwise after sixty (60) days' prior written notice to the Company. In the event that the Executive elects to terminate his employment pursuant to subsection (d)(iii), the Executive shall be entitled to receive only the payments referred to in Section 3.3(d) hereof. In the event the Executive elects to terminate his employment pursuant to subsection (d)(i) or (d)(ii), the Executive shall be entitled to receive the benefits referred to in Section 3.3(c) hereof.

     A "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                        (i) A ny person, or any persons acting together which would constitute a "group" for purposes of section 13(d) of the Securities Exchange Act of 1934, together with any affiliate thereof shall beneficially own (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) at least 50% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of directors of the Company; or

                        (ii) Any event or series of events that results in the Directors on the Board of Directors, who were Directors prior to the event or series of events, to cease to constitute a majority of the Board of Directors of any parent of or successor to the Company; or

                        (iii) The merger, consolidation or reorganization (a) in which the Company is the continuing or surviving corporation, (b) in which the Company is not the continuing or surviving corporation, or (c) pursuant to which the Company's common stock would be converted into cash, securities or other property, except in the case of either (a), (b), or (c), a consolidation or merger of the company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total voting power of all classes of capital stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such consolidation or merger in substantially the same proportion as their ownership of Common Stock immediately before such transaction ; or

                        (iv) The consummation of a tender or exchange offer for shares of the Company's Common Stock (other than tender or exchange offers made by the Company or Company-sponsored employee benefit plans); or

                        (v) The sale or transfer of all or substantially all of the assets of the Company to an unaffiliated corporation, person or entity; or

                        (vi) The Board of Directors of InteliData approves a plan of complete or partial liquidation of InteliData or an agreement for the sale or disposition by InteliData of all or substantially all of its assets.

     For purposes of this Section, "Person" shall have the meaning given in Section (3)(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (i) the Company or any of its subsidiaries or affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         3.3.   Compensation and Benefits  Following  Termination.    Except  as
                --------------------------------------------------
specifically provided in this Section, any and all obligations of the Company to make payments to the Executive under this Agreement shall cease as of the date the Employment Period expires under Section 3.1 or as of the date the Executive's employment is terminated under Section 3.2, as the case may be. The Executive shall be entitled to receive only the following compensation and benefits following the termination of his employment hereunder:

                (a)     Upon Death.  In  the  event  that the Employment Period
                        ----------
terminates  pursuant to Section 3.1(ii) on account of the death of the Executive
(i) the Company shall pay to the Executive's surviving spouse or, if none, his estate, a lump-sum amount equal to the sum of the Executive's earned and unpaid salary through the date of his death, any Bonus agreed to by the Company but not yet paid to the Executive, additional salary in lieu of Executive's accrued and unused vacation, any unreimbursed business and entertainment expenses in accordance with the Company's policies, and any unreimbursed employee benefit expenses that are reimbursable in accordance with the Company's employee benefit plans (collectively, the "Standard Termination Payments"), and (ii) death benefits, if any, under the Company's employee benefit plans shall be paid to the Executive's beneficiaries as properly designated in writing by the Executive.

                (b)     Upon Termination for Total Disability. In the event that
                        -------------------------------------
the Company  elects to terminate the  employment  of the  Executive  pursuant to
Section 3.2(b) because of his Total Disability, (i) the Company shall pay to the Executive a lump-sum amount equal to the Standard Termination Payment, and (ii) the Executive shall be entitled to such disability and other employee benefits as may be provided under the terms of the Company's employee benefit plans.

                (c)     Upon Termination Other Than for Cause or Upon  Death  or
                        --------------------------------------------------------
Total  Disability.  In the  event  that the  Company  elects  to  terminate  the
-----------------
employment of the Executive pursuant to Section 3.2(c) or the Executive terminates under Section 3.2(d)(i) or 3.2(d)(ii), the Company shall pay to the Executive within 30 (thirty) days of such termination a lump-sum amount equal to
(i) the Standard Termination Payment; (ii) any bonus earned but not yet paid under any bonus plan then in effect at the time of termination; (iii) 100% of the Annual Base

Salary; and (iv) any and all options granted to the Executive (the "Options") shall be amended to provide for continued vesting for twelve (12) months and to be exercisable for the longer of (a) twelve (12) months after the Termination Date, or (b) the period for exercise upon Termination as provided in the Option Agreement. Provided, however, no Option shall be extended beyond any Option expiration date or period established by the Option Plan authorizing such Option grant. The Company shall also be obligated to provide continued coverage at no cost to Executive under the Company's medical, dental, life insurance and total disability benefit plans or arrangements with respect to the Executive for a period of six (6) months following the date of any termination of employment pursuant to Section 3.2(c). From the date of such notice of Termination other than for cause or upon death or Total Disability through the Termination Date, the Executive shall continue to perform the normal duties of his employment hereunder, and shall be entitled to receive when due all compensation and benefits applicable to the Executive hereunder. The Executive shall have no obligation whatsoever to mitigate any damages, costs or expenses suffered or incurred by the Company with respect to severance obligations set forth in this
Section 3.3(c), and no such severance payments received or receivable by the Executive shall be subject to any reduction, offset, rebate or repayment as a result of any subsequent employment or other business activity by the Executive. In addition, for termination pursuant to Section 3.2(c) subsequent to a Change of Control or 3.2(d)(ii), any and all Options granted but not vested to the Executive shall become immediately vested and nonforfeitable and the Executive shall have the life of the Option to exercise such Options.

                (d)     For Cause or By the Executive. In the event   that   the
                        -----------------------------
Company terminates the employment of the Executive pursuant to Section 3.2(a) for Cause or the Executive terminates his employment pursuant to Section
3.2(d)(iii), the Executive shall be entitled to receive an amount equal to previously earned but unpaid salary or bonuses through the effective date of such termination, as well as salary in lieu of accrued and unused vacation, entertainment expenses in accordance with Company policies, and reimbursable employee plan benefits.

         3.4.   Survival of Non-Competition and Confidentiality Agreements. Any
                ----------------------------------------------------------
provision of this Agreement to the contrary notwithstanding, if the employment of the Executive hereunder is terminated for any reason, the provisions and covenants of Sections 4 and 5 hereof shall nevertheless remain in full force and effect in accordance with their respective terms.


4.       NON-COMPETITION, NON-HIRE, AND NON-DISPARAGEMENT.
         ------------------------------------------------

         4.1.   Scope.
                -----

                (a) The Executive covenants and agrees that during the term of this Agreement and for so long as he remains an employee of the Company and thereafter for a period of 12 months following termination of this Agreement (the "Non-Competition Period"), he will not, nor will he permit any person, firm, corporation, partnership or other entity that directly or indirectly controls, is controlled by or is under common control with the Executive (collectively, "Affiliate") to, directly or indirectly:

                        (i) solicit for employment any employee of the Company (and it shall be presumed to be a violation of this covenant if a subsequent employer of Executive hires an employee of the Company unless Executive can demonstrate to Company's reasonable satisfaction that the Executive had no knowledge of or participation in the solicitation and hiring of the employee);

                        (ii) solicit the business of any customer of the Company with respect to businesses of the type referred to in subsection 4.1(a)(iii) hereof;

                        (iii) engage in any business of the type conducted as of the date hereof by the Company, which shall be limited to home banking software and consumer telecommunications equipment;

                        (iv) engage in any business substantially similar to that of the Company in a geographic area within fifty (50) miles of the Company headquarters at which the Executive was previously located;

                        (v) make any direct or indirect investment in any person, firm, corporation, partnership or other entity that engages or proposes to engage in the business of the Company; or

                        (vi) make any comments, whether written or unwritten, which disparage the services and products provided by the Company or which are critical of the performance or professionalism of the officers, employees, and Boards of Directors of the Company and any affiliated companies.

provided however, that this Section shall not be construed to prohibit the Executive from owning less than an aggregate of 5% of any class of capital stock of any corporation that is traded on a national securities exchange or inter-dealer quotation system.

                (b) A breach of this provision will irreparably and continually damage the Company in an amount which may be difficult to quantify. Executive therefore agrees that in the event he breaches any of the provisions of Section 4.1(a), he will pay the Company the sum of $50,000 in liquidated damages for each occasion of breach. Executive acknowledges that this amount is a reasonable approximation of the damages the Company is likely to incur due to his breach.

         4.2.   Enforcement and Construction. If in any  judicial  proceeding  a
                ----------------------------
court shall refuse to enforce as written the covenant set forth in Section 4.1, then such covenant shall be limited and restricted in scope and duration to the extent necessary to make such covenant, as so limited and restricted, enforceable. Notwithstanding the foregoing, it is the intent and agreement of the parties that Section 4.1 be given the maximum force, effect, and application permissible under applicable law.

        4.3.    Limitations. The restrictions set forth above shall  immediately
                ------------
terminate and shall be of no further force or effect in the event of a default by the Company in the payment of compensation or benefits to which the Executive is entitled hereunder, which default is not cured within ten (10) days after written notice thereof to the Company.

5.      CONFIDENTIALITY.
        ---------------

        (a) Except as specifically authorized by the Company in writing, from the date hereof and continuing forever, the Executive agrees that he will not, directly or indirectly, (i) disclose any Confidential Information (as defined below) to any person or entity, or otherwise permit any person or entity to obtain or disclose any Confidential Information, or (ii) use any Confidential Information for the Executive's benefit, whether directly or on behalf of any person or entity. In the event that the Executive is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigation demand or similar process) to disclose any Confidential Information, he will notify the Company within a reasonable period of time of the request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions of this Section 5. If, in the absence of a protective order or the receipt of a waiver hereunder, the Executive, on the advice of counsel, is compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, the Executive shall use his reasonable efforts to obtain, at the request of the Company, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Company shall designate.

         (b)    For purposes hereof, the term "Confidential Information"   means
(i) information concerning trade secrets of the Company; (ii) information concerning existing or contemplated products, services, technology, designs, processes and research or product developments of the Company; (iii) information concerning business plans, sales or marketing methods, methods of doing business, customer lists, customer usages and/or requirements, or supplier information of the Company; and (iv) any other confidential information which the Company may reasonably have the right to protect by patent, copyright or by keeping it secret or confidential. The term "Confidential Information" will not, however, include information which (a) at the time of disclosure or thereafter is generally available to and known by the public (other than as a result of a disclosure directly or indirectly by the Executive in violation of this Agreement), (b) at the time of disclosure was available on a nonconfidential basis from a source other than the Company, or (c) was known by the Executive prior to receiving the Confidential Information from the Company or has been independently acquired or developed by the Executive without violating any of the Executive's respective obligations under this Agreement.

6.      MISCELLANEOUS.

        6.1.    Applicable Law and Venue. This    Agreement shall  be  construed
                ------------------------
under and in accordance with the laws of the Commonwealth of Virginia (exclusive of any provision that would result in the application of the laws of any other state or jurisdiction). Any dispute arising out of this Agreement, if litigated, shall be resolved by the courts of the Commonwealth of

Virginia  located  in Fairfax  County or in the  Federal  Court for the  Eastern
District of Virginia, and the parties consent to the jurisdiction of such courts.

        6.2.    Headings.  The  headings  and  captions set forth herein are for
                --------
convenience of reference only and shall not affect the construction or interpretation hereof.

        6.3.    Notices.  Any notice or other communication required, permitted,
                -------
or desirable hereunder shall be hand delivered (including delivery by a commercial courier service) or sent by United States registered or certified mail, postage prepaid, addressed as follows:

                  To the Executive:



                  To the Company        InteliData Technologies Corporation
                  or the Board of       1100 Sunrise Valley Drive, Suite 100
                  Directors:            Reston, VA  20191
                                        Attention:  Chief Executive Officer


or such other addresses as shall be furnished in writing by the parties. Any such notice or communication shall be deemed to have been given as of the date so delivered in person or three business days after so mailed.

         6.4.   Successors  and  Assigns.  This Agreement shall be binding  upon
                ------------------------
and inure to the benefit of successors and permitted assigns of the parties. This Agreement may not be assigned, nor may performance of any duty hereunder be delegated, by either party without the prior written consent of the other. Provided, however, the Company may assign this Agreement to an Affiliate.

         6.5.   Entire Agreement; Amendments.   This  Agreement  sets  forth the
                ----------------------------
entire  agreement and  understanding  of the parties with respect to the subject matter hereof, and there are no other contemporaneous written or oral agreements, undertakings, promises, warranties, or covenants not specifically referred to or contained herein. This Agreement specifically supersedes any and all prior agreements and understandings of the parties with respect to the subject matter hereof, all of which prior agreements and understands (if any) are hereby terminated and of no further force and effect. This Agreement may be amended, modified, or terminated only by a written instrument signed by the parties hereto.

         6.6.   Execution of Counterparts. This Agreement may be executed in two
                -------------------------
or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. This Agreement may be delivered by facsimile transmission of an originally executed copy to be followed by immediate delivery of the original of such executed copy.

         6.7.   Severability.  If    any  provision,   clause  or part  of this
                ------------

Agreement, or the applications thereof under certain circumstances, is held invalid or unenforceable for any reason, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

         6.8.   Incorporation  of Recitals.  The Recitals to this  Agreement are
                --------------------------
an integral part of, and by this reference are hereby incorporated into, this Agreement.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                           INTELIDATA TECHNOLOGIES CORPORATION:


                                           /s/ Alfred S. Dominick, Jr.
                                           ----------------------------------
                                           Alfred S. Dominick, Jr.
                                           President and Chief Executive Officer


                                           EXECUTIVE:


                                           /s/ John R. Polchin
                                           ----------------------------------
                                           John R. Polchin